UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2007

Commission File Number 0-14112

JACK HENRY & ASSOCIATES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	43-1128385 (I.R.S. Employer Identification Number)

663 Highway 60, P.O. Box 807, Monett, MO 65708
(417) 235-6652
(Address of principal executive offices and telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
ڤ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ڤ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ڤ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ڤ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 1.01.    Entry into a Material Definitive Agreement.

On October 30, 2007, Jack Henry & Associates, Inc. (the "Company") held its Annual Meeting of Stockholders. At the Annual Meeting, the Company's stockholders approved an amendment of the Company's 2006 Employee Stock Purchase Plan to allow purchases at a 15% discount on the fair market value, instead of 5% as was the case prior to approval of the amendment. A more detailed description of the terms of the Employee Stock Purchase Plan and the amendment adopted can be found in the Company's definitive proxy statement for the 2007 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on September 28, 2007 (the "Proxy Statement") under "Proposal 2-Approval of the Amendment of the Company's 2006 Employee Stock Purchase Plan" and is incorporated by reference herein. The summary of the Employee Stock Purchase Plan and the amendment set forth in this Item 1.01 is qualified in its entirety by reference to the amendment, a copy of which is filed as exhibit 10.34 to this Current Report on Form 8-K and incorporated herein by reference.

At the Annual Meeting, the Company's stockholders also approved the Company's 2007 Annual Incentive Plan (the "2007 Annual Incentive Plan"). The 2007 Annual Incentive Plan is intended to provide a structure for annual performance-based incentives for employees over the next five years. Awards under the 2007 Annual Incentive Plan entitle participants to receive incentive payments in cash upon achievement of performance goals. A more detailed description of the terms of the 2007 Annual Incentive Plan can be found in the Company's Proxy Statement under "Proposal 3-Approval of the Company's 2007 Annual Incentive Plan" and is incorporated by reference herein. The summary of the 2007 Annual Incentive Plan set forth in this Item 1.01 is qualified in its entirety by reference to the Annual Incentive Plan, a copy of which is filed as exhibit 10.35 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 8.01.   Other Events

On October 30, 2007, the Board of Directors appointed Director Jerry D. Hall Vice Chairman of the Company. Mr. Hall is one of the founders of the Company and has served on its Board of Directors since 1977. Mr. Hall will continue to also serve as Executive Vice President of the Company.

ITEM 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 10.34	Amendment No. 2 to Jack Henry & Associates, Inc. 2006 Employee Stock Purchase Plan.

Exhibit 10.35	Jack Henry & Associates, Inc. 2007 Annual Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.
(Registrant)

Date: November 1, 2007	By: /s/ Kevin D. Williams
--------------------------------
Kevin D. Williams
Chief Financial Officer